Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226

AAF First Priority CLO Bond ETF (AAA)

April 13, 2022

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated November 30, 2021
The Board of Trustees of Listed Funds Trust has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (the “Reorganization”) of the AAA First Priority CLO Bond ETF (the “Target Fund”), a series of Listed Funds Trust, into the AXS First Priority CLO Bond ETF (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II, with the same investment objective and investment strategies as the Target Fund. The Reorganization is subject to certain conditions including approval by shareholders of the Target Fund.
The Reorganization will result in a shift in the management responsibility for the Target Fund. The Target Fund’s investment adviser is Alternative Access Funds, LLC (“Alternative Access”). AXS Investments LLC (“AXS”) will serve as the investment adviser to the Acquiring Fund, and Alternative Access will serve as the investment sub-adviser to the Acquiring Fund. AXS and Alternative Access proposed the Reorganization to reorganize the Target Fund into the AXS family of funds.
Other than management responsibility, the primary characteristics of the Target Fund and the Acquiring Fund are materially the same. The Acquiring Fund’s investment objective, investment strategies, policies and risks are identical in all material respects to those of the Target Fund. Peter Coppa, the current portfolio manager of the Target Fund, will continue to serve as a portfolio manager of the Acquiring Fund following the Reorganization.
Pursuant to the Agreement, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund will assume all of the Target Fund’s liabilities. As a result of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganization. The proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes.
Shareholders of record of the Target Fund will receive proxy materials soliciting their vote with respect to the proposed Reorganization. If approved by the Target Fund’s shareholders, the Reorganization is expected to occur during the second quarter of 2022.
Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.